SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20579



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                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): 07/15/2002


                GREATAMERICA LEASING RECEIVABLES 2002-1, L.L.C.,
            (as issuer under the Indenture dated as of March 1, 2002,
              which issued Receivable-Backed Notes, Series 2002-1)


                 GREATAMERICA LEASING RECEIVABLES 2002-1, L.L.C.
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             (Exact name of registrant as specified in its charter)


         Delaware                  333-70892                   42-1525285
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     (State of other              (Commission                (IRS Employer
     jurisdiction of              File Number)            Identification No.)
      incorporation)

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 625 First Street SE, Suite 601                                        52401
  Cedar Rapids, Iowa                                                -----------
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(Address of principal executive offices)                             (Zip Code)

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Registrant's telephone number, including area code:  (319) 366-7577

ITEM 5. OTHER EVENTS

     In accordance with the Transfer and Servicing Agreement dated as of March 1, 2002 among the Registrant, GreatAmerica Leasing Corporation and The Chase Manhattan Bank, N.A., the Registrant has caused to be filed with the Commission, attached hereto as Exhibit 99.1, the Monthly Report dated June 17, 2002. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                      (a)    Financial Statements.

                             Not Applicable.

                      (b)    Pro Forma Financial Information.

                             Not Applicable.

                      (c)    Exhibits.

                             99.1   Monthly Reports.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             GREATAMERICA LEASING RECEIVABLES,
                                                 2002-1, L.L.C.



Date:  July 10, 2002                                 By: /s/ Brett Steffen
                                                        --------------------
                                                     Name:  Brett Steffen
                                                     Title: Treasurer

                                  EXHIBIT INDEX



                  EXHIBIT                           DESCRIPTION

                    99.1                          Monthly Reports